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                                                                   EXHIBIT 10.14
                            FIELDWORKS, INCORPORATED

                     AGREEMENT TO EXTEND PROMISSORY NOTES
                                      AND
                             AMENDMENT TO WARRANTS


     This Agreement to Extend Promissory Notes and Amendment to Warrants, dated as of October 15, 1996 (the "Amendment"), is made by and among FieldWorks, Incorporated, a Minnesota corporation (the "Company"), Brightstone Fund VI ("Brightstone VI"), Brightstone Fund VII ("Brightstone VII") and Brightstone Capital, Ltd. ("Brightstone Capital").

     WHEREAS, pursuant to the terms of a Bridge Loan Agreement dated as of September 13, 1996 (the "Brightstone VI Agreement"), Brightstone VI lent the Company $250,000, in return for which the Company delivered to Brightstone VI a Promissory Note dated as of September 13, 1996, in the amount of $250,000 (the "Brightstone VI Note"), and a Warrant, dated as of September 13, 1996, to purchase shares of the Company's Common Stock, par value $.001 per share (the "Brightstone VI Warrant").

     WHEREAS, pursuant to the terms of a Bridge Loan Agreement dated as of September 24, 1996 (the "Brightstone VII Agreement" and, together with the Brightstone VI Agreement, the "Agreements"), Brightstone VII lent the Company $500,000, in return for which the Company delivered to Brightstone VII a Promissory Note dated as of September 24, 1996, in the amount of $500,000 (the "Brightstone VII Note" and, together with the Brightstone VI Note, the "Notes"), and a Warrant, dated as of September 24, 1996, to purchase shares of the Company's Common Stock, par value $.001 per share (the "Brightstone VII Warrant").

     WHEREAS, in connection with the Notes, the Company issued to Brightstone Capital a Warrant, dated as of September 24, 1996, to purchase shares of the Company's Common Stock, par value $.001 per share (the "Brightstone Capital Warrant" and, together with the Brightstone VI Warrant and the Brightstone VII Warrant, the "Warrants").

     WHEREAS, at the date of the Agreements, the Notes and the Warrants the Company had been involved in discussions regarding timing of a proposed initial public offering that had been postponed indefinitely in August 1996, and believed that such public offering might be imminent.

     WHEREAS, subsequent to such time, the Company learned that such public offering was unlikely to be accomplished during the course of the second half of 1996.
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     WHEREAS, the Agreements and the Notes provide that all outstanding principal and accrued interest on the Notes shall be due and payable 180 days from the respective dates thereof, if not prepaid prior to such date in accordance with the terms of the Agreements and the Notes.

     WHEREAS, in light of such information the Company has requested, and Brightstone VI and Brightstone VII have agreed, to extend the date on which all outstanding principal and accrued interest on the Notes shall be due and payable.

     WHEREAS, in light of such information, the agreement to extend the due date of the Notes and the understanding that the Notes will not be repaid within 90 days of their issuance, Brightstone VI, Brightstone VII and Brightstone Capital have requested, and the Company has agreed, to adjust the exercise price under the Warrants and to set the final number of shares subject to the Warrants.

     WHEREAS, Section 8(a) of each of the Agreements and Section 7 of each of the Warrants provide that the terms of such instruments may be changed only by an instrument in writing.

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Agreement to Extend.  Brightstone VI and Brightstone VII hereby agree
          -------------------
to extend the due dates under the Notes to May 1, 1997. Except as expressly set forth herein, this extension of the Notes shall not alter, affect, release or prejudice in any way any of the Company's obligations or any of the rights of Brightstone VI and Brightstone VII under the Notes. By granting the extension provided in this Amendment, neither of Brightstone VI nor Brightstone VII shall be deemed to have established a course of conduct on such entity's part upon which the Company may rely at any time in the future, and the Company, by the Company's acceptance of the extension provided herein, expressly waives any right to assert any claim to such effect at any time.

     2.   Amendment to Warrant Exercise Price.  The Warrants are hereby amended
          -----------------------------------
to provide that the "Warrant Exercise Price," as defined in the Warrants, shall be Five Dollars ($5.00) per share.

     3.   Number of Warrant Shares.  The number of "Warrant Shares," as defined
          ------------------------
in the Warrants, shall be as follows:

          (a) The number of Warrant Shares under the Brightstone VI Warrant shall be be Ten Thousand (10,000).

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          (b)  The number of Warrants Shares under the Brightstone VII Warrant shall be Twenty Thousand (20,000).

          (c) The number of Warrants Shares under the Brightstone Capital Warrant shall be Fifteen Thousand (15,000).

     4.   Miscellaneous.
          -------------

          (a) Except as expressly amended hereby, the Agreements, the Notes and the Warrants are in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

          (b) This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to Extend Promissory Notes and Amendment to Warrants as of the date first above written.

                              FIELDWORKS, INCORPORATED

                              By:_________________________________________
                                 Gary Beeman, Chief Executive Officer

                              BRIGHTSTONE FUND VI

                              By:_________________________________________
                                 Name: ___________________________________
                                 Title: __________________________________

                              BRIGHTSTONE FUND VII

                              By:_________________________________________
                                 Name: ___________________________________
                                 Title: __________________________________

                              BRIGHTSTONE CAPITAL, LTD.

                              By:_________________________________________
                                 Name: ___________________________________
                                 Title: __________________________________

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